UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2018

GTY TECHNOLOGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37931	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 945-2898

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Submission of Draft Registration Statement

On November 23, 2018, GTY Govtech, Inc. (“GTY Govtech”), a wholly owned subsidiary of GTY Technology Holdings Inc. (“GTY”), confidentially submitted a draft registration statement on Form S-4 (the “DRS”) to the U.S. Securities and Exchange Commission (the “SEC”) relating to an extraordinary general meeting of the shareholders of GTY (the “shareholder meeting”) to be held to consider and vote upon, among other proposals, a proposal to approve GTY’s previously announced proposed initial business combination (the “Business Combination”) with CityBase, Inc., Bonfire Interactive Ltd., eCivis Inc., Open Counter Enterprises Inc., Questica Inc. and Questica USCDN Inc. and Sherpa Government Solutions LLC (collectively, the “Targets”), and an extraordinary general meeting of the warrant holders of GTY (the “warrant holder meeting”) to consider and vote upon the previously announced proposal to amend the warrant agreement relating to GTY’s outstanding warrants (the “Warrant Agreement Amendment”).

The New York and California Actions

On November 19, 2018, GTY, GTY Govtech, Stephen J. Rohleder, a member of GTY’s board of directors who is anticipated to become the Chairman and Chief Executive Officer following the Business Combination, and Harry L. You, GTY’s Chief Financial Officer, commenced a lawsuit against OpenGov, Inc. (“OpenGov”) in the United States District Court for the Southern District of New York captioned GTY Technology Holdings Inc. et al. v. OpenGov, Inc., No. 18-cv-10854 (the “New York Action”). The New York Action asserts declaratory judgment claims seeking declarations that a certain confidentiality agreement between GTY and OpenGov (the “Confidentiality Agreement”) has not been breached, that certain information is not confidential, proprietary and/or trade secret information of OpenGov, and that there is no enforceable agreement between GTY and OpenGov related to an acquisition of OpenGov by GTY.

On November 20, 2018, OpenGov commenced a lawsuit against GTY, GTY Govtech, GTY Technology Merger Sub, Inc., a newly formed wholly-owned subsidiary of GTY Govtech (“GTY Merger Sub”), GTY Investors, LLC, GTY’s sponsor (the “Sponsor”), Mr. You, Mr. Rohleder and Does 1-50 in the Superior Court of the State of California in and for the County of San Mateo captioned OpenGov, Inc. v. GTY Technology Holdings Inc. et al., No. 18-cv-06264 (the “California Action”). The California Action asserts claims for breach of contract, inducing breach of contract, fraud, and trade secret misappropriation and seeks relief including monetary damages, a constructive trust, disgorgement, exemplary and punitive damages, attorneys’ fees, costs and expenses, preliminary and permanent injunctive relief, and pre- and post-judgment interest.

GTY intends to vigorously prosecute the New York Action and vigorously defend against the California Action. The Confidentiality Agreement includes a provision whereby OpenGov waived any claim of any kind in and to any monies in GTY’s trust account, and agreed that it would not seek recourse against the trust account for any reason whatsoever.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, GTY Govtech intends to file a Registration Statement on Form S-4 with the SEC, which will include a preliminary proxy statement/prospectus of GTY, relating to the shareholder meeting and warrant holder meeting. GTY will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders in connection with the shareholder meeting and the warrant holder meeting. GTY’s shareholders, warrant holders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the shareholder meeting and warrant holder meeting, as these materials will contain important information about GTY, GTY Govtech, the Targets, the Business Combination, the Warrant Agreement Amendment and the other proposals for consideration at the shareholder meeting and warrant holder meeting. When available, the definitive proxy statement/prospectus and other relevant materials for the shareholder meeting and warrant holder meeting will be mailed to shareholders and warrant holders of GTY as of a record date to be established for voting at the shareholder meeting and warrant holder meeting. Shareholders and warrant holders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attention: Harry L. You, (702) 945-2898.

Participants in the Solicitation

GTY and its directors and executive officers may be deemed participants in the solicitation of proxies from GTY’s shareholders and warrant holders with respect to the shareholder meeting and warrant holder meeting. A list of the names of those directors and executive officers and a description of their interests in GTY is contained in GTY’s annual report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attention: Harry L. You, (702) 945-2898. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus on Form S-4 relating to the shareholder meeting and warrant holder meeting when available.

The Targets and their directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders and warrant holders of GTY in connection with the shareholder meeting and warrant holder meeting. A list of the names of such directors and executive officers and information regarding their interests in the shareholder meeting and warrant holder meeting will be included in the proxy statement/prospectus on Form S-4 relating to the shareholder meeting and warrant holder meeting when available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. GTY’s and each Target’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, GTY’s and the Targets’ expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination, and the outcome of the New York Action and the California Action. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of either GTY’s or the Targets’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of any of the Transaction Documents or could otherwise cause a Business Combination to fail to close; (2) the outcome of any legal proceedings that may be instituted against GTY Govtech, GTY, or a Target following the announcement of the Business Combination, including the New York Action and the California Action; (3) the inability to complete a Business Combination, including due to failure to obtain approval of the shareholders of GTY or other conditions to closing in the Transaction Documents; (4) the inability to complete the Warrant Agreement Amendment, including due to the failure to obtain the approval of the warrant holders of GTY; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with a Business Combination; (6) the inability to obtain or maintain the listing of GTY Govtech common stock on The Nasdaq Stock Market following the Business Combination; (7) the risk that a Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of a Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that a Target or the post-Business Combination company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement/prospectus on Form S-4 relating to the shareholder meeting and warrant holder meeting, including those under “Risk Factors” therein, and in GTY’s other filings with the SEC. GTY cautions that the foregoing list of factors is not exclusive. GTY cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. GTY does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTY TECHNOLOGY HOLDINGS INC.

	By:	/s/ Harry L. You
Name: Harry L. You
Title: President and Chief Financial Officer

Dated: November 28, 2018